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                      GENERAL AMERICAN CAPITAL COMPANY

                      SUPPLEMENT DATED OCTOBER 7, 2002
                       TO PROSPECTUS DATED MAY 1, 2002

                             MID-CAP EQUITY FUND

The following information supplements the General American Capital Company prospectus dated May 1, 2002. You should keep this Supplement to the Prospectus for future reference.

Change in portfolio manager for the Mid-Cap Equity Fund: The third paragraph on page 14 of the Prospectus is hereby replaced to read as follows:

         "Eileen Leary, a Senior Vice President of the Subadviser, manages the Mid-Cap Equity Fund. Ms. Leary joined State Street Research in 1989 and has been a member of the mid-cap growth team since 1999. Ms. Leary is a Chartered Financial Analyst and certified public accountant. She has a bachelor's degree from Boston College."